BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.

FIG Partners CEO Forum

January 30-31, 2018

Legal Disclosure

This presentation has been prepared by Business First Bancshares, Inc. (the "Company") solely for information purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of the Company.

This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

Neither the Securities and Exchange Commission (the "SEC") nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom. Only those representations and warranties contained in an executed agreement containing the terms and conditions of a transaction, if any, shall have any legal effect.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Registration Statement

The Company has filed a registration statement (including a prospectus) (File No. 333-227085) with the SEC for the transaction to which this communication relates. The issuance of shares of common stock in the transaction is being made solely pursuant to such prospectus. Before you invest, you should read the prospectus in the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company's website at www.b1bank.com.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company's proposed acquisition and the timing, anticipated benefits and financial impact thereof.

Legal Disclosure (Cont'd)

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties' ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of regulatory approvals required for the acquisition and approval of the acquisition by Richland State Bancorp's shareholders; the parties' ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of Richland State Bank's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company's issuance of additional shares of its common stock in connection with the proposed offering; the failure to meet the growth projections of the Company's management team; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risks and factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 21, 2018, and the prospectus related to the transaction under the captions "Forward Looking Statements" and "Risk Factors." Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information.

Overview of Business First Bancshares, Inc.

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
- **Currently operating in ten Louisiana markets and Dallas, TX**
- **Three successful acquisitions since 2015**
  - American Gateway Bank (2015) helped diversify funding base; increasing NIB deposits from 19% to 26% of total deposits
  - MBL Bank was acquired with the goal of accelerating profitability and diversifying business mix
  - Richland State Bank expanded presence along I-20 and contributed excess deposits
- **Key FY 2018 Events**
  - Closed MBL Bank acquisition in less than 3 months (01/01/2018); conversion completed July 15, 2018
  - Converted New Orleans and Dallas LPOs into full service banking centers in Q2'18
  - Closed three branches in the Baton Rouge MSA
  - Listed on NASDAQ as BFST (04/09/18)
  - Closed Richland State Bank acquisition on November 30, 2018
  -

Business First Footprint



Sherman
Paris
Idabel
Camden
Monticello
Cleveland
Texarkana
Greenville
El Dorado
Magnolia
Greenville
Plano
Mount Pleasant
Garland
Dallas
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Tyler
Vicksburg
Jackson
Henderson
Winnsboro
Corsicana
Mansfield
Palestine
Natchitoches
Nacogdoches
Natchez
Brookhaven
Kisatchie National Forest
Alexandria
Crockett
Lufkin
Leesville
LOUISIANA
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Galveston
Bay City
Business First Banking Centers (25)

Note: Banking Center total reflects full-service banking centers as of December 31, 2018.

BUSINESS FIRST BANK

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus

- Small-to-midsize businesses and their owners and employees
- Target $1-$10mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks
- Full suite of treasury and cash management products and services to support lending efforts
- ~21% C&I loans and ~22% NIB deposits

Recruiting and Retaining Talented Bankers

- Experienced and empowered local leadership
- Recruit bankers with strong ties to local communities
- Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions
- Historically successful in recruiting bankers from larger financial institutions as well as local community banks
- Recruiting complemented by focus on internal professional development

"High Tech/ High Touch" Model

- "Branch lite" model leveraging current technology for customer convenience
- Significant investment in operating platform to support C&I-focused, relationship-based banking
- Opportunity for future growth without commensurate increases in operating expense
- COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions

Disciplined Expansion Criteria

- In its first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas
  - Founding directors and shareholders were intentionally located throughout Louisiana
  - 9th and 10th Louisiana markets added this year (Minden and Richland)
- New market expansion driven by the identification and recruitment of local banking teams
  - Example, Dallas market in 2017
- Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers
- Experience with both organic and acquisition expansion

Executive Management Team

- Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment
- Geographic diversification amongst executive management team

Officer	Age	Years in Banking	Year Started at BF	Position with Business First Bank
Jude Melville	44	14	2006	Director, President and Chief Executive Officer
Gregory Robertson	47	23	2011	EVP, Chief Financial Officer
Donald Hingle	58	36	2009	EVP, Chief Credit Executive
Philip Jordan	46	24	2008	EVP, Chief Banking Officer
Alicia Robertson	50	31	2011	EVP, Chief Retail Officer
Keith Mansfield	42	21	2016	EVP, Chief Operations Officer

Note: As of December 31, 2018.

Market Presidents

- **Business First's Market Presidents have diversified experience at a mix of large, regional and community banks**
- **Market Presidents serve as important conduits between executive management and the local markets**

Market	Market President	Age	Years in Banking	Year Started at BF	Prior Experience
East Baton Rouge	Michael Nizzo	39	16	2008	Investar Iberville Bank Wells Fargo
Shreveport	Jason Siegele	42	21	2006	Regions Hibernia
Northshore	Warren McDonald	52	30	2006	Whitney Bank Regions Bank One
Lake Charles / Lafayette	Poncho Seaford	53	30	2016	J.P. Morgan Chase
Houma	Gloria Navarro	65	37	2010	Capital One Argent Bank
New Orleans	Chris Keene	44	23	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	57	16	2010	Plaquemine Bank J.P. Morgan Chase
Dallas	Chris Shaw	40	18	2017	Green Bank BB&T
Minden	Mike Burton	58	34	2018	MBL
Richland	Chad Carter	35	13	2018	Prosperity Bank Gibsland Bank & Trust

Note: As of December 31, 2018.

Corporate History



2018:
Completed $25 million private placement of subordinated notes
2018:
Listed on NASDAQ on April 9th under BFST
2006:
Bank opened in Baton Rouge; expanded into the Shreveport market
2008:
Expanded into the Lafayette market
2010:
Expanded into the Houma market
2015:
Acquired American Gateway Financial in West Baton Rouge
2017:
Expanded into Dallas, TX market
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
2007:
Expanded into the Northshore market
2009:
Expanded into the Lake Charles market
2015:
Expanded into the New Orleans market
2017:
Announced acquisition of Minden Bancorp and completed $66 million private placement
2018:
Closed acquisition of Richland State Bancshares and completed $29 million follow-on equity offering
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Total Assets ($Millions):												
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095[(1)]

(1) All periods as of December 31st.

BUSINESS FIRST BANK

Current Footprint

- **Statewide focus on urban markets**
- **Multiple markets provide diversification of both risk and production opportunities**

Market	Year Entered	# of Facilities	# of Bankers[1]	Total Loans	Total Deposits
East Baton Rouge	2006	7	16	$280,962	$315,350
Shreveport	2006	1	7	201,439	111,266
Northshore	2007	1	4	116,184	53,582
Lafayette	2008	1	6	61,078	70,175
Lake Charles	2009	1	7	117,389	209,414
Houma	2010	1[2]	4	80,627	51,386
New Orleans	2015	1	7	126,862	22,871
West Baton Rouge	2015	2	6	92,030	241,947
Dallas	2017	1	5	51,905	15,612
Minden	2018	2	7	191,505	297,446
Richland	2018	7	12	198,061	279,189

Note: Data as of December 31, 2018. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Bankers defined as commercial lenders or banking center managers, who are either retail lenders or business development officers.
(2) Excludes standalone wealth solutions office, which has no FDIC insured deposits. Houma represents the only free-standing wealth solutions location. In other markets, this division is housed in the full service banking centers.

Recent Financial Results – Strong FY 2017 & Record FY 2018

- **FY 2017: Strong Organic Growth**
  - Loan growth of 20.3%
  - Core deposit growth of $137 million, or 18.0%
    - Core deposit growth essentially matched loan growth for 2H'17
  - PTPP income growth of 66.0%
  - Core NIM expansion of 13 bps
  - Operating leverage contributed to an improved efficiency ratio
- **Record FY 2018: Combination of Organic and M&A growth**
  - Loan growth of 56.7%;
    - 2018 organic loan growth of 12.5%
  - Core deposit growth of 60% in FY 2018 driven by organic growth and the strategic addition of MBL Bank and Richland State Bank
  - PTPP CAGR of 34.2%
  - Core net income growth of 247%
  - Improved core efficiency ratio and core NIM each quarter of FY 2018

Gross Loans



$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$558.4
$772.4
$811.1
$975.5
$1,528.5
2014Y
2015Y
2016Y
2017Y
2018Y

Total Deposits



$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$587.3
$904.2
$932.8
$1,055.5
$1,733.9
2014Y
2015Y
2016Y
2017Y
2018Y

Net Income(1)



$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$4.3
$4.0
$4.9
$4.1
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
2014Y
2015Y
2016Y
2017Y
2018Y

ROAA(1)



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.62%
0.58%
0.49%
0.41%
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
2014Y
2015Y
2016Y
2017Y
2018Y

NIM(2)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.55%
3.68%
3.47%
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
2014Y
2015Y
2016Y
2017Y
2018Y

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
75.9%
81.7%
82.0%
73.7%
71.8%
2014Y
2015Y
2016Y
2017Y
2018Y

Note: Dollars in millions.
(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank acquisition, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 32 in Appendix.
(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway and MBL Bank acquisitions. See reconciliation on page 32 in Appendix.

Data Source: SNL Financial, Company Documents.

Quarterly Financial Trends

	For the Quarter Ended,				
	12/31/18	9/30/2018	6/30/2018	3/31/2018	12/31/17
Balance Sheet & Capital					
Total Assets	$2,094,896	$1,678,195	$1,649,207	$1,587,713	$1,321,256
Gross Loans (Excl. HFS)	1,528,469	1,297,959	1,234,031	1,191,450	975,284
Deposits	1,733,934	1,354,071	1,329,493	1,307,738	1,056,533
Total Equity	260,058	212,961	210,629	179,994	179,935
Tangible Common Equity / Tangible Assets[(1)]	9.95 %	10.75 %	10.78 %	9.21 %	13.04 %
Tangible Book Value Per Share[(1)]	$15.34	$15.30	$15.07	$13.90	$16.72
Net Loans (Excl. HFS) / Assets	72.43 %	76.73 %	74.23 %	74.43 %	73.15 %
Gross Loans (Excl. HFS) / Deposits	88.15	95.86	92.82	91.11	92.40
NIB Deposits / Deposits	22.05	22.98	22.96	22.78	25.07
C & I / Loans (Excl. HFS)	23.79	24.49	24.23	24.38	26.09
Asset Quality					
Nonperforming Loans (Excl. TDRs)	$14,160	$11,597	$14,014	$15,144	$12,667
Nonperforming Assets (Excl. TDRs)	16,080	13,432	15,323	16,439	12,894
NPLs / Loans (Excl. TDRs)	0.89 %	0.89 %	1.14 %	1.27 %	1.30 %
NPAs / Assets (Excl. TDRs)	0.74	0.80	0.93	1.04	0.98
Reserves / Loans (Excl. HFS)	0.73	0.79	0.79	0.81	0.90
NCOs / Average Loans	0.00	0.00	0.00	(0.03)	0.29
Profitability Ratios					
Net Interest Income	$17,117	$15,636	$14,976	$14,500	$11,589
Provision Expense	939	503	474	474	2,330
Noninterest Income	2,491	1,547	2,006	1,735	1,473
Noninterest Expense	14,409	11,870	12,025	11,944	9,708
Pretax Income	4,260	4,810	4,483	3,817	1,024
Income Tax	815	910	845	709	1,886
Net Income	3,445	3,900	3,638	3,108	(862)
Core Net Income[(2)]	4,702	4,429	4,078	3,565	935
ROAA	0.75 %	0.94 %	0.90 %	0.77 %	(0.26) %
ROAE	6.03	7.37	7.75	6.94	(1.89)
Core ROAA[(2)]	1.03	1.06	1.00	0.88	0.29
Core ROAE[(2)]	8.23	8.37	8.69	7.96	2.04
Net Interest Margin	4.07 %	4.05 %	3.98 %	3.97 %	3.87 %
Efficiency Ratio	73.51	69.08	70.81	73.57	74.32
Core Diluted Earnings Per Common Share	$0.38	$0.37	$0.37	$0.34	$0.08
Dividends Per Common Share	0.08	0.08	0.08	0.06	0.06

Note: Dollars in thousands except per share data.
(1) Non-GAAP Financial measure. See reconciliation on page 33 in Appendix.
(2) Non-GAAP Financial measure. See reconciliation on page 32 in Appendix.

Loan Portfolio

- **Commercial lending is primary focus, with C&I representing 21% and Owner Occupied CRE representing 19%**
- **Recent acquisitions have provided portfolio diversification**
- **Energy concentration has decreased from 19.8% of total loans in Q1'15 to 8.5% in Q4'18**
- **Average funded loan amount of approximately $185 thousand**
- **Focus on working capital lines**
  - $167 million of lines of credit(2), 48% line usage
  - Internally staffed auditing function
- **Robust participation network developed to maintain exposure discipline while growing with best clients**
  - Full-time Director of Correspondent Banking (over 40 years experience, former B1B Market President)
  - 30 banks
  - 67 loans, $144 million sold
  - Over $275 million in participations sold since 2012

As of December 31, 2018(1)



8.4%
13.8%
20.5%
14.0%
3.8%
2.6%
3.0%
14.8%
19.2%

Construction & Land	$211,054	13.8%
1-4 Family	213,308	14.0%
Home Equity Loans	57,333	3.8%
Multi-Family	39,273	2.6%
Farmland	45,989	3.0%
CRE - Owner Occupied	293,201	19.2%
CRE - Income Producing	226,723	14.8%
Commercial	313,846	20.5%
Consumer & Other	127,800	8.4%
Total	$1,528,527	100.0%

Note: Dollars in thousands. All loan data as of December 31, 2018.
(1) Loan composition based on regulatory data.
(2) Organic B1B data does not include RSB

BUSINESS FIRST BANK

Detailed Loan Composition

- **Owner – Occupied CRE makes up 56% of total CRE lending**
  - C&D and Total CRE concentrations of 94.6% and 216.4%, respectively

C&D Composition



9.0%
19.9%
5.6%
9.1%
6.3%
3.7%
0.6%
7.3%
0.0%
19.9%
11.8%
5.7%

C&D Portfolio	
Raw Land	19.9%
Vacant Residential Lots	6.3%
Vacant Commercial Lots	7.3%
Timberland and Farmland	0.0%
Land Development - Residential	11.8%
Residential Construction - OORE	5.7%
Residential Construction - Non OORE	19.9%
Commercial Constuction - Retail - Single Tenant	0.6%
Commercial Constuction - Retail - Multi Tenant	3.7%
Commercial Constuction - Office - OORE	1.2%
Commercial Constuction - Office - Non OORE	9.1%
Commercial Construction - Apartment/Multi-Family	5.6%
Commercial Construction - Other	9.0%
Total C&D	100.0%
Average Loan Size	$344

CRE Composition - Owner Occupied



2.7%
9.5%
23.0%
6.6%
2.6%
16.8%
1.1%
37.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.7%
Office Building	9.5%
Office/Warehouse	6.6%
Warehouse	2.6%
Retail - Single Tenant	16.8%
Retail - Multi Tenant	1.1%
Commercial Building	37.7%
Other	23.0%
Total CRE - Owner Occupied	100.0%
Average Loan Size	$546

CRE Composition - Income Producing



2.4%
9.3%
29.3%
19.7%
9.1%
11.4%
3.3%
15.5%

Income Producing CRE Portfolio	
Hotel/Motel	9.3%
Office Building	19.7%
Office/Warehouse	9.1%
Warehouse	3.3%
Retail - Single Tenant	15.5%
Retail - Multi Tenant	11.4%
Commercial Building	29.3%
Other	2.4%
Total CRE - Income Producing	100.0%
Average Loan Size	$700

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of December 31, 2018. Concentration ratios represent bank-level data.

Loan Production

- **Business First loans have grown at 28.6% CAGR from 2014 – 2018**
- **Continued Loan Growth in FY 2018. Net organic loan growth of 12.5%.**
- **Increased production in 2018 primarily driven by:**
  - New lending team added in Dallas in 2017
  - Continued strong development in Dallas and New Orleans as well as strong performance in existing markets of Shreveport, Northshore, Lack Charles, and Baton Rouge
  - Continued credit process development with additional commercial underwriters
  - Consistency in executive organization structure and credit approval process
  - Expansion into Northeast Louisiana market with acquisition of Richland State Bank
  - Increased market visibility for Business First Bank as a result of recent re-branding initiatives and public listing

Loan Production – New & Renewed Commitments



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$80.0
$60.0
$40.0
$20.0
$0.0
$191.3
$15.9
$184.0
$15.3
$432.2
$36.0
$398.6
$33.2
$538.9
$44.9
$598.0
$49.8
$695.5
$58.0
$900.3
$75.0
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Average Monthly Production

Note: Dollars in millions.

Strong Credit Performance

- **Credit quality metrics have continued to improve significantly since 2010**
- **FY 2017 NCOs resulted from two previously identified, substandard energy credits with current specific reserve of $800k**
  - $2.7 million in charge-offs from these two credits
  - Balance of the portfolio had only 0.03% of NCOs / Avg. Loans
- **ALLL/Gross Loans equaled 0.73% at December 31, 2018**
  - ALLL / legacy gross loans (i.e., excluding purchased loans) equals 0.95%

NPLs / Gross Loans



4.00%
3.00%
2.00%
1.00%
0.00%
3.56%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.30%
0.89%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.51%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
0.98%
0.74%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y

NCOs / Avg. Loans



1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
0.78%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
0.00%
FY 2010 - 2012 Avg. 0.96%
FY 2013 - 2017 Avg. 0.12%
FY 2018 0.00%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y(1)
2018Y

Note: NPLs and NPAs exclude TDRs.
(1) Excludes the $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Strong Credit Performance

- **Classified Assets have decreased by 33% from $45.5 million at Q4'10 to $30.3 million at Q4'18**
- **Past due loans have remained low even with the acquisition of two banks and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First experienced a divergence in its Energy Watch List vs. the rest of its portfolio**

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
66.7%
42.8%
24.8%
25.4%
31.1%
29.4%
29.0%
16.2%
14.8%
11.4%
9.8%
11.5%
7.9%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.11%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.09%
0.36%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
13.6%
13.4%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
3.9%
2.6%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Total WL
Non-Energy WL

Note: Data as of December 31.
(1) Defined as classified assets minus specific reserves divided by risk based capital.

BUSINESS FIRST BANK

Energy Lending

- **Energy loans accounted for approximately 8.5% of portfolio and 58.4% of bank-level capital as of December 31, 2018**

- **Geographic, loan type and collateral diversification**
  - 11% of total energy lending is non-correlated (cash secured, petrochem, retail)

- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team

- **Relationship-based decisions**
  - Average of approximately $600 thousand in deposits per energy relationship

ENERGY PORTFOLIO BY COLLATERAL		
COLLATERAL	**Total $'s**	**Energy Portfolio**
Accounts Receivable & Inventory	28.8	22.1%
Barges, Crew Boats, Marine Vessels	20.1	15.4%
Equipment	16.5	12.6%
Oil & Gas	6.3	4.9%
CD/Mkt. Securities	3.9	3.0%
All Other	8.9	6.8%
SUB TOTAL C & I	84.5	64.9%
Commercial Real Estate	31.6	24.3%
Consumer Real Estate	13.0	10.0%
Other	1.1	0.8%
SUB TOTAL NON C & I	45.7	35.1%
TOTAL	**130.2**	**100.0%**

Note: Dollars in millions. As of December 31, 2018.

Energy Lending – Historical Performance

- **Continued stability of Watch List as economic conditions for the energy sector shows incremental improvement**

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530
Midstream	16,072	17,422	35,024	25,490	18,148
Downstream	13,279	14,248	11,766	10,144	8,578
Support / Services	77,520	79,313	73,142	70,765	86,802
Non-Oil and Gas	1,663	145	861	-	5,311
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 131,368**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*8.6%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*58.9%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 178,170
Credit Ratings					
Weighted Average Risk Ratings	3.31	3.58	3.74	3.76	3.68
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	8.3%
Classified %	0.0%	0.8%	5.6%	3.1%	6.7%
Total Watch List % (1)	8.3%	27.8%	22.6%	20.6%	15.0%
Past Dues					
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020
Accruing Past Due	-	-	-	-	-
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.5%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -
Net Charge Offs YTD/Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*

Note: Dollars in thousands.
(1) Percentage based on energy loans outstanding.
(2) Balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.

BUSINESS FIRST BANK

Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**
% of Total Loans	*12.5%*	*11.6%*	*14.7%*	*13.8%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*
Multi-Family Properties	26,058	22,737	20,717	39,273
Commercial Rental	140,150	135,901	174,552	226,723
Other Loans for Real Estate Purposes	7,333	6,541	6,869	5,731
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**
% of Total Loans	*34.8%*	*31.8%*	*35.4%*	*31.6%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607
Credit Ratings				
Weighted Average Risk Ratings	3.40	3.29	3.25	3.25
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%
Classified %	5.6%	1.7%	1.1%	0.9%
Total Watch List % (1)	9.5%	5.9%	2.3%	2.5%
Past Dues				
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550
Accruing Past Due	-	-	-	0
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*
Net Charge Offs YTD	$ 99	$ (431)	$ 9	$ (322)
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*

Note: Dollars in thousands.
(1) Q4'17 NCOs excludes $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.

BUSINESS FIRST BANK

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
  - Incentive plan for lenders tied to deposit growth added in Q3'17. After 5 quarters, the plan has had positive results
  - All but two of the Top 25 relationships by current loan balance are depositors

- **Organic core deposit[1] growth of 18% in FY 2017 and 60% core deposit growth in FY 2018 driven by strategic addition of MBL Bank and Richland State Bank and organic growth**

- **Core deposits and excess liquidity were key rationales for all three acquisition**
  - Richland State Bank was a strategic target with Gross Loans/Deposits of 67% at closing

Deposit Mix - December 31, 2018



6.0%
0.5%
22.1%
26.8%
20.1%
24.6%

Non-Interest Bearing	$383,116	22.1%
NOW & Other	347,849	20.1%
MMDA & Savings	426,529	24.6%
Time Deposits	464,608	26.8%
CDARs	103,496	6.0%
Brokered Deposits (2)	8,336	0.5%
Total Deposits	$1,733,934	100.0%

Note: Dollars in thousands.
(1) Core deposits exclude fully insured brokered deposits and time deposits above the insurance limit.
(2) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.

Yield / Rate Analysis

- **Balance Sheet is asset sensitive**

- **Stable core NIM[(1)]**
  - Loan betas outpaced deposit betas in FY 2018 and through BFST's deposit cycle (Q1 2017-Q4 2018)
  - Strategic acquisitions of MBL Bank and Richland State Bank has strengthened loan and deposit betas

- **Fixed vs. Variable rate loans[(2)]**
  - 62.8% fixed with a weighted average maturity of 4.4 years
    - Approximately 27% of fixed rate loans mature in the next 24 months
  - Variable rate portfolio has a 2.9 year weighted average maturity[(2)]



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
Loan Yield: 5.20% 4.97% 4.83% 5.15% 4.89% 5.34% 5.72% 5.08% 5.22% 5.32% 5.46% 5.65% 5.72%
NIM: 3.81% 3.69% 3.47% 3.78% 3.63% 4.04% 4.34% 3.82% 3.87% 3.97% 3.98% 4.05% 4.07%
Core NIM: 3.53% 3.51% 3.37% 3.65% 3.50% 3.54% 3.66% 3.66% 3.69% 3.86% 3.89% 3.98% 4.01%
Cost of Int. Bearing Deposits: 0.58% 0.62% 0.69% 0.75% 0.78% 0.76% 0.83% 0.91% 0.95% 0.90% 1.01% 1.22% 1.35%
Total Cost of Deposits: 0.44% 0.48% 0.54% 0.58% 0.58% 0.57% 0.62% 0.67% 0.70% 0.69% 0.77% 0.93% 1.04%
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased

Note: Chart based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway and MBL Bank acquisitions. See reconciliation page 35 in Appendix.
(2) December 31, 2018 maturity of variable rate loan portfolio excludes approximately $23.5 million of loans acquired from American Gateway.

Interest Rate Positioning

- **Interest rate sensitivity as of Q4'18 indicated asset sensitivity in shocked rate scenarios. These estimates include Richland State Bank and assume a static balance sheet.**



Interest Rate Sensitivity
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-4.4%
-3.0%
-0.4%
1.2%
-1.4%
2.5%
-100
+100
% Change in Net Interest Income (year 1)
% Change in Net Interest Income (year 2)
% Change in Economic Value of Equity

BUSINESS FIRST BANK

Securities Portfolio

- Securities portfolio increased from Q4'17 to Q4'18 to $317 million (par value)
- Weighted average life of portfolio as of December 31 is 3.78 years which indicates less price volatility when compared to the 3.21 portfolio duration
- As of December 31, the portfolio roll-off volume through year-end 2019 was $52 million with a roll-off yield of 2.31%. $5.4million is attributed to calls
- 74% of the portfolio will roll off within 5 years and 96% within 10 years



4%
2%
35%
59%
Agencies
Agency MBS
Municpals
Corporates

Securities Portfolio(1)	-200	-100	0	+100	+200
Price Change (%)	5.80	3.09	0.00	-3.37	-6.75
Average Life	3.11	3.33	3.78	4.20	4.30
Duration	2.49	2.80	3.21	3.47	3.57
3 Year Cumulative CF/Portfolio	52.23	50.05	49.65	44.73	43.00



Quarterly Cashflows
Cumulative Cashflow Percentage
$25,000
$20,000
$15,000
$10,000
$5,000
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23

(1) As of December 31, 2018.

Update on Minden Bancorp and Richland State Bancorp Transactions

- **Acquired Minden Bancorp, Inc. (MBL Bank) on January 1, 2018**
  - All cash transaction valued at $76.0mm
  - $323mm in total assets; 1.72% ROAA in FY 2017
  - Closed transaction in under 3 months
  - System conversion completed July 15, 2018
- **Acquired Richland State Bancorp on November 30, 2018**
  - Approximately 80% Stock/ 20% cash transaction valued at $50.8mm
  - $313.5mm in total assets; Gross Loans/Deposits of 67%
  - System conversion scheduled for July 19, 2019
- **Impact of Acquisitions**
  - ✓ Scale – Over $2 bn in combined assets
  - ✓ Top 10 deposit market share in LA
  - ✓ Diversifies loan portfolio
  - ✓ Strengthens I-20 corridor
  - ✓ Improves diversification of geographic footprint

LOUISIANA

2018 Rank	Institution (ST)	2018 Branches	2018 Deposits ($mm)	2018 Market Share (%)
1	JPMorgan Chase & Co. (NY)	128	17,989	17.4
2	Capital One Financial Corp. (VA)	121	17,525	17.0
3	Hancock Whitney Corp. (MS)	111	12,953	12.5
4	IBERIABANK Corp. (LA)	63	7,979	7.7
5	Regions Financial Corp. (AL)	99	7,340	7.1
6	Origin Bancorp Inc. (LA)	21	1,840	1.8
7	Home Bancorp Inc. (LA)	35	1,642	1.6
8	**Bus. First Bancshares Inc. (LA)**	**24**	**1,600**	**1.6**
9	Red River Bancshares Inc. (LA)	23	1,577	1.5
10	BancorpSouth Inc. (MS)	29	1,508	1.5
	Total For Institutions In Market	1,449	103,361	

Note: Deposit market share information as of June 30, 2018.
Data Source: SNL Financial.

BUSINESS FIRST BANK

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers	Expanding Presence in Existing Markets	Opportunistic New Market Expansion	Disciplined Acquisition Strategy
• Talented commercial bankers will be the primary catalyst for future growth in existing or new markets • Bankers are attracted to Business First's: – Relationship-based approach – Sophisticated business banking capabilities – Credit culture and process – Energy and camaraderie of executive team and Board	• Incentive program tied to deposit growth • Expand suite of products and services – Ex, SBA express loans and correspondent banking • Selectively add new banking centers – Ex, New Orleans and DFW in Q2'18 • DFW Market – Targeting attractive submarkets – First full-service banking center opened in Addison in May 2018	• Focused along the I-10/12 and I-20 corridors – DFW, Houston and East Texas to the West – Jackson, Gulfport/Biloxi and Mobile to the East • Target markets – Attractive demographics – Concentration of small-to-midsize businesses – High net worth individuals	• Organic expansion will be the primary strategic focus going forward • Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area • Ensure earnback and accretion parameters remain realistic and consistent with management philosophy

Appendix

BUSINESS FIRST BANK

Historical Financial Summary

	For the Year Ended December 31,								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
	Last Year of Initial Expansion	Internally Focused				Current Growth Phase			
Balance Sheet & Capital									
Total Assets	$657,142	$652,241	$681,062	$684,180	$684,502	$1,076,089	$1,105,841	$1,321,256	$2,094,896
Gross Loans	404,550	441,856	460,236	536,045	558,386	772,392	811,131	975,485	1,528,469
Deposits	542,233	541,613	566,328	594,176	587,252	904,236	932,795	1,055,533	1,733,934
Total Equity	59,524	66,269	71,014	71,923	78,845	112,449	113,559	179,935	260,058
Tangible Common Equity / Tangible Assets [1]	9.06 %	10.08 %	10.38 %	10.51 %	11.52 %	9.95 %	9.52 %	13.04 %	9.90 %
Tier 1 Leverage Ratio [3]	9.29	9.80	10.21	10.78	11.24	10.08	9.67	13.53	12.07
Total Capital Ratio [3]	13.94	13.74	13.10	13.05	13.36	12.06	11.63	15.23	12.90
Net Loans (Excl. HFS) / Assets	60.34 %	66.62 %	66.71 %	77.47 %	80.61 %	71.10 %	72.60 %	73.15 %	72.43 %
Gross Loans (Excl. HFS) / Deposits	74.61	81.58	81.27	90.22	95.08	85.42	86.90	92.42	88.15
NIB Deposits / Deposits	4.12	18.40	21.19	20.38	18.56	24.61	23.98	25.07	22.05
C & I / Loans (Excl. HFS)	24.13	25.10	28.75	34.64	33.18	23.99	26.28	26.09	23.79
C&D / Total Risk-Based Capital [2]	107.8 %	73.7 %	84.9 %	69.3 %	73.0 %	84.5 %	80.1 %	118.8 %	94.6 %
CRE / Total Risk-Based Capital [2]	280.6	247.4	249.0	230.2	217.6	234.3	220.2	286.1	216.4
Asset Quality									
NPLs / Loans (Excl. TDRs)	3.56 %	2.45 %	1.76 %	0.41 %	0.54 %	1.03 %	0.90 %	1.30 %	0.93 %
NPAs / Assets (Excl. TDRs)	2.51	1.95	1.24	0.55	0.88	0.93	0.77	0.98	0.77
Reserves / Loans (Excl. HFS)	1.98	1.66	1.28	1.13	1.19	0.94	1.01	0.90	0.73
NCOs / Average Loans	0.78	1.25	0.84	0.12	0.02	0.08	0.04	0.41	0.00
Profitability Ratios									
Net Income	$983	$1,101	$3,440	$4,785	$4,033	$4,096	$5,111	$4,848	$14,091
ROAA	0.15 %	0.17 %	0.52	0.70 %	0.58 %	0.41 %	0.45 %	0.40 %	0.84 %
ROAE	1.65	1.82	5.13	6.95	5.49	3.89	4.42	3.68	7.04
Net Interest Margin	3.12 %	3.52 %	3.66 %	3.72 %	3.55 %	3.68 %	3.64 %	4.01 %	4.02 %
Efficiency Ratio	78.3	76.7	74.0	78.5	75.9	81.7	82.0	73.7	71.8
Non-Interest Income / Avg. Assets	0.13	0.23	0.24	0.19	0.25	0.32	0.46	0.47	0.46
Non-Interest Expense / Avg. Assets	2.67	2.75	2.76	2.92	2.75	3.05	3.11	3.07	2.99

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See reconciliations on page 33-34 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.
(3) These ratios are bank-level. Consolidated capital ratios will not be available until the RF Y-9C is filed in February 2019.

Energy Portfolio by Total Past Due – As of December 31, 2018

Past Due Energy Loans by Category and Collateral
($ Millions)

CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Upstream	12.5	9.5%	0.5	0.4%	—	—	0.5
Midstream	18.1	13.8%	—	—	—	—	—
Downstream	8.6	6.5%	—	—	—	—	—
Support/Service	86.8	66.1%	1.5	1.1%	—	—	1.5
Non Oil & Gas	5.3	4.0%	1.5	1.1%	—	—	1.5
TOTAL	131.4	100.0%	3.5	2.7%	—	—	3.5

COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Accounts Receivable & Inventory	29.3	22.3%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	20.1	15.3%	1.5	1.1%	—	—	1.5
Equipment	16.8	12.8%	—	—	—	—	—
Oil & Gas	6.3	4.8%	0.5	0.4%	—	—	0.5
Commercial Real Estate	31.8	24.2%	—	—	—	—	—
Consumer Real Estate	13.0	9.9%	—	—	—	—	—
CD/Mkt. Securities	4.0	3.1%	—	—	—	—	—
All Other (C & I and Non C & I)	10.0	7.6%	—	—	—	—	—
TOTAL	131.4	100.0%	2.0	1.5%	—	—	2.0

Energy Portfolio by Risk Rating – As of December 31, 2018

Energy Loans by Risk Rating and Category ($ Millions)										
RISK RATING	RR#	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	0.1	—	3.2	0.5	—	3.8	2.9%	4.1	3.2%
Superior	2	0.8	1.2	0.1	3.0	—	5.1	3.9%	7.0	5.5%
Acceptable	3	8.3	5.3	5.1	30.2	0.4	49.4	37.6%	45.9	36.0%
Pass	4	2.8	11.6	0.1	34.0	4.9	53.4	40.6%	47.4	37.2%
TOTAL PASS RATED		12.0	18.1	8.5	67.7	5.3	111.7	85.0%	104.3	81.8%
Pass/Watch	4W	—	—	—	3.3	—	3.3	2.5%	3.4	2.6%
Other Assets Especially Mentioned	5	0.0	—	0.04	7.6	—	7.6	5.8%	6.9	5.4%
Substandard	6	—	—	—	6.8	—	6.8	5.1%	10.9	8.6%
Doubtful	7	0.5	—	—	1.5	—	2.0	1.5%	2.0	1.6%
TOTAL		12.5	18.1	8.6	86.8	5.3	131.4	100.0%	127.5	100.0%

Energy Portfolio by Risk Rating – As of December 31, 2018

Energy Loans by Risk Rating and Collateral ($ Millions)										
RISK RATING	RR#	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	—	—	—	3.8	—	3.8	2.9%	4.1	3.2%
Superior	2	1.3	0.4	1.5	0.1	1.8	5.1	3.9%	7.0	5.5%
Acceptable	3	25.6	17.2	2.6	0.1	3.9	49.4	37.6%	45.9	36.0%
Pass	4	34.1	7.6	8.1	—	3.7	53.4	40.6%	47.4	37.2%
TOTAL PASS RATED		61.0	25.1	12.1	4.0	9.4	111.7	85.0%	104.3	81.8%
Pass/Watch	4W	3.0	0.2	—	—	—	3.3	2.5%	3.4	2.6%
Other Assets Especially Mentioned	5	1.3	5.7	—	—	0.5	7.6	5.8%	6.9	5.4%
Substandard	6	5.1	0.8	0.9	—	—	6.8	5.1%	10.9	8.6%
Doubtful	7	2.0	—	—	—	—	2.0	1.5%	2.0	1.6%
TOTAL		72.5	31.8	13.0	4.0	10.0	131.4	100.0%	127.5	100.0%

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM	For the Year Ended December 31,					Fiscal Quarter				
	2014	2015	2016	2017	2018	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17
Core Net Income:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 3,445	$ 3,900	$ 3,638	$ 3,108	$ (862)
Adjustments:										
Sale of Participation Interest in Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ (69)	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ 1,668
Employee Share Awards- NASDAQ Listing (net of tax)	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ 93	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ (390)	$ 110	$ -	$ -	$ -
(Gain)/Loss on Sale of Securiti	$ -	$ -	$ -	$ -	$ (6)	$ (6)	$ -	$ -	$ -	$ -
Acquisition-related expenses (net of tax)	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 1,722	$ 419	$ 347	$ 457	$ 129
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 4,702	$ 4,429	$ 4,078	$ 3,565	$ 935
Core Return on Average Assets:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 3,445	$ 3,900	$ 3,638	$ 3,108	$ (862)
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 4,702	$ 4,429	$ 4,078	$ 3,565	$ 935
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$1,827,598	$1,666,117	$1,624,195	$1,614,750	$1,303,175
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	0.75%	0.94%	0.90%	0.77%	-0.26%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.03%	1.06%	1.00%	0.88%	0.29%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	6.03%	7.37%	7.75%	6.94%	-1.89%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	8.23%	8.37%	8.69%	7.96%	2.04%
Core Net Interest Margin:										
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 17,117	$ 15,636	$ 14,976	$ 14,500	$ 11,589
Adjustments:										
MBL and AGFC loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(283)	(268)	(342)	(385)	(545)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 16,834	$ 15,368	$ 14,634	$ 14,115	$ 11,044
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,681,240	$1,543,820	$1,505,289	$1,460,878	$1,197,415
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.07%	4.05%	3.98%	3.97%	3.87%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	4.01%	3.98%	3.89%	3.86%	3.69%

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	Fiscal Quarter				
	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 212,961	$ 210,629	$ 179,994	$ 179,935
Adjustments:					
Goodwill	(49,488)	(32,427)	(32,552)	(32,816)	(6,824)
Core deposit and other intangibles	(7,885)	(4,103)	(4,234)	(4,366)	(2,003)
Total Tangible Common Equity	$ 202,685	$ 176,431	$ 173,843	$ 142,812	$ 171,108
Tangible Assets					
Total Assets	$2,094,896	$1,678,195	$1,649,207	$1,587,713	$1,321,256
Adjustments:					
Goodwill	(49,488)	(32,427)	(32,552)	(32,816)	(6,824)
Core deposit and other intangibles	(7,885)	(4,103)	(4,234)	(4,366)	(2,003)
Total Tangible Assets	$2,037,523	$1,641,665	$1,612,421	$1,550,531	$1,312,429
Common Equity to Total Assets	12.4%	12.7%	12.8%	11.3%	13.6%
Tangible Common Equity to Tangible Assets	9.9%	10.7%	10.8%	9.2%	13.0%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 212,961	$ 210,629	$ 179,994	$ 179,935
Adjustments:					
Goodwill	(49,488)	(32,427)	(32,552)	(32,816)	(6,824)
Core deposit and other intangibles	(7,885)	(4,103)	(4,234)	(4,366)	(2,003)
Total Tangible Common Equity	$ 202,685	$ 176,431	$ 173,843	$ 142,812	$ 171,108
Common shares outstanding	13,213,280	11,533,721	11,533,171	10,271,931	10,232,495
Book Value per Common Share	$ 19.68	$ 18.46	$ 18.26	$ 17.52	$ 17.58
Tangible Book Value per Common Share	$ 15.34	$ 15.30	$ 15.07	$ 13.90	$ 16.72

Note: Dollars in thousands except per share data.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
Tangible Common Equity / Tangible Assets:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Tangible Assets									
Total Assets	$ 657,142	$ 652,241	$ 681,062	$ 684,180	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Assets	$ 657,142	$ 651,623	$ 680,541	$ 684,180	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523
Common Equity to Total Assets	9.1%	10.2%	10.4%	10.5%	11.5%	10.4%	10.3%	13.6%	12.4%
Tangible Common Equity to Tangible Assets	9.1%	10.1%	10.4%	10.5%	11.5%	10.0%	9.5%	13.0%	9.9%
Tangible Book Value per Share:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Common shares outstanding	5,273,220	5,299,870	5,302,870	5,314,925	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280
Book Value per Common Share	$ 11.29	$ 12.50	$ 13.39	$ 13.53	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68
Tangible Book Value per Common Share	$ 11.29	$ 12.39	$ 13.29	$ 13.53	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM

	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18
Core Net Interest Margin:													
Net Interest Income	$ 9,506	$ 9,431	$ 9,101	$ 9,742	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976	$ 15,636	$ 17,117
Adjustments:													
Loan purchase discount accretion	(679)	(454)	(254)	(325)	(330)	(1,308)	(1,842)	(441)	(545)	(385)	(342)	(268)	(283)
Core Net Interest Income	$ 8,827	$ 8,977	$ 8,847	$ 9,417	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634	$ 15,368	$ 16,834
Average Interest-earning Assets	$999,005	$1,023,456	$1,049,559	$1,031,322	$1,026,126	$1,045,161	$1,077,529	$1,104,373	$1,197,415	$1,460,878	$1,505,289	$1,543,820	$1,681,240
Net Interest Margin	3.81%	3.69%	3.47%	3.78%	3.63%	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%	4.05%	4.07%
Core Net Interest Margin	3.53%	3.51%	3.37%	3.65%	3.50%	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%	3.98%	4.01%

Note: Dollars in thousands.